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Exhibit No.
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  10.50       Contract change No. 4 to SMUD I.


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                                                                CONTRACT CHANGE

SMUD LOGO

SACRAMENTO MUNICIPAL UTILITY DISTRICT 6201 S Street, P.O. Box 15830,
Sacramento CA 95852-1830 (918) 452-3211
                                                       -------------------------
CONTRACT NO.     H-126       CHANGE NO.     4            FOR INTERNAL USE ONLY
            ---------------             ----------     -------------------------

       DARPA Fuel Cell Hybrid Vehicle Project          W.O./DIST. NO.___________
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                 CONTRACT TITLE                        PROJECT _________________

Development of reformer and fuel cell power system     COST CENTER _____________
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                 CONTRACT SCOPE                        RESOURCE ________________

            for hybrid electric bus
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THIS AGREEMENT made by and between SACRAMENTO MUNICIPAL UTILITY DISTRICT, hereinafter designated as SMUD, and H POWER SYSTEMS CORPORATION, hereinafter designated as H Power. WITNESSETH; That the parties hereto mutually agree to the following changes in the above numbered contract between the parties, hereinafter called the "original contract":

AMEND SECTION 6, TERM, AS FOLLOWS:

6. TERM. This Agreement shall commence upon the effective date and shall, unless earlier terminated pursuant to paragraph 26, and subject to paragraph 26, continue in effect until October 1, 2000.

REPLACE SECTION 13, PROJECT PROPERTY OWNERSHIP, WITH THE FOLLOWING:

13. PROJECT PROPERTY OWNERSHIP. Title to all nonexpendable and expendable tangible personal property purchased or otherwise created through the direct Project work of H Power shall be deemed to have vested in H Power upon purchase, fabrication, manufacture or by other means of acquisition. The Project vehicle which will result from completion of vehicle integration activities of H Power and other participants in the Project, as further described in the Statement of Work, will remain in complete and functional condition, with fuel cell power system installed, until such time as H Power determines that the power system must be removed, but not earlier than October 1, 2000. The parties may extend this time by mutual written agreement.




This Contract Change is subject to all provisions of the original contract and all provisions of any previous Contract Changes which are not expressly superseded in this Contract Change.

                                                    H POWER CORPORATION
SACRAMENTO MUNICIPAL UTILITY DISTRICT       ------------------------------------
                                                          CONTRACTOR

By  /s/ Jan Schori           4/28/00        By  /s/ Arthur Kaufman       5/11/00
  ----------------------------------          ----------------------------------
                              DATE                                        DATE

Type Name         JAN SCHORI                Type Name         ARTHUR KAUFMAN
         ---------------------------                  --------------------------

Title       General Manager                 Title      Vice President
     -------------------------------              ------------------------------

CONTRACT TEMPLATE